Exhibit 99.1

Addentax Group Corp. Announces Signing of MOU for Strategic Cooperation with Shenzhen Yingbin Brand Development Co., Ltd.

SHENZHEN, China, November 21, 2024 /PRNewswire/ — Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics services, property management, and subleasing, has announced the signing of a Memorandum of Understanding (MOU) for nationwide strategic cooperation with Shenzhen Yingbin Brand Development Co., Ltd. (“Yingbin Brand”), a prominent brand management company headquartered in Guangdong.

Mr. Hong Zhida, CEO of Addentax, expressed his enthusiasm:

“We are thrilled to collaborate with Yingbin Brand, a leader in supply chain and brand development. This partnership represents a significant milestone in our pursuit of innovative collaborations. Together, we aim to build a comprehensive ecosystem encompassing brand, product, and marketing supply chain services in China. The signing of this MOU is an important first step toward a mutually beneficial long-term partnership.”

Ms. Xu Yan, CEO of Yingbin Brand, also shared her excitement about the collaboration:

“We are eager to work alongside Addentax and leverage their extensive distribution network. This partnership will enable us to strengthen our connections with global customers and jointly explore new market opportunities.”

Yingbin Brand is a comprehensive brand service provider, offering a wide range of services in brand supply chain management, product supply chain solutions, and marketing supply chain strategies.

This MOU marks a strategic step forward for both companies, particularly in the branded apparel sector. The collaboration also paves the way for further innovation and exploration of new business opportunities, solidifying their shared commitment to growth and excellence.

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2024. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

xinyee.lee@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com